ASSIGNMENT AND AMENDMENT OF PROMISSORY NOTE

This Assignment and Amendment of Promissory Note (this **"Agreement"**) is entered into as of November 25, 2025 (the **"Effective Date"**), by and among:

(1) *Barry Wan*, an individual (**"Assignor"**);

(2) *Empire Street Capital Inc.*, a New York corporation (**"Assignee"**).

(3) *Antiaging Quantum Living Inc.*, a New York corporation (**"Company"**)

Assignor, Assignee, and Company are each referred to herein individually as a **"Party"**, and collectively as the **"Parties."**

RECITALS

A. The Company issued that certain Promissory Note dated December 31, 2024, in the original principal amount of US $428,789.50 to Assignor (the **"Note"**).

B. Assignor desires to assign to Assignee all of Assignor's rights, title, and interests in and to the Note, and Assignee desires to acquire the Note from Assignor.

C. The Company acknowledges and consents to the assignment of the Note from Assignor to Assignee.

D. Following the assignment, the Company and Assignee desire to amend the Note to provide for the automatic conversion of the outstanding principal balance into shares of the Company's Class A common stock, par value $0.0001 per share, at a fixed conversion price.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. ASSIGNMENT

1.1 Assignment of Note

Assignor hereby irrevocably assigns, transfers, conveys, and delivers to Assignee all of Assignor's rights, title, interests, benefits, duties, and obligations in, under, and relating to the Note.

1.2 Company Consent

The Company hereby acknowledges and consents to the assignment of the Note from Assignor to Assignee.

1.3 Release by Assignee

Assignee releases Assignor from any and all obligations under the Note arising on or after the Effective Date.

2. AMENDMENT OF NOTE

Effective as of the Effective Date, the Company and Assignee hereby amend the Note as follows:

2.1 Automatic Conversion

Immediately upon the Effective Date, the entire outstanding principal balance of the Note shall automatically convert into fully paid and non-assessable shares of the Company's Class A common stock, par value $0.0001 per share (the **"Shares"**), without any further action by Assignee.

2.2 Conversion Price

The conversion price shall be $0.30 per share (the **"Conversion Price"**).

2.3 Determination of Shares

The number of Shares issuable upon conversion shall be determined by dividing the outstanding principal balance of the Note by the Conversion Price. No fractional Shares shall be issued; any fractional amount shall be rounded down to the nearest whole Share.

2.4 Issuance Mechanics

Within ten (10) business days following the Effective Date, the Company shall:

(i) instruct its transfer agent to issue the Shares to Holder in book-entry form;
(ii) record Holder as the owner of such Shares as of the Effective Date; and
(iii) include any restrictive legends required under applicable securities laws or transfer agent procedures.

2.5 Satisfaction of Obligations

Upon issuance of the Shares, the Note shall be deemed fully paid, satisfied, discharged, and extinguished.

3. TRANSFER AGENT FEES

Assignee acknowledges and agrees that all transfer agent fees, legend-removal fees, administrative charges, and related costs associated with the issuance, transfer, or removal of restrictions on the Shares shall be borne solely by Assignee.

4. REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Parties that:

(i) it has full power and authority to execute and deliver this Agreement;
(ii) this Agreement constitutes a valid and binding obligation of such Party; and
(iii) the execution and delivery of this Agreement does not violate any agreement to which such Party is bound.

5. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict-of-law principles.

6. COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures delivered via PDF or electronic transmission shall be deemed original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Assignment and Amendment of Promissory Note as of the Effective Date.

ASSIGNOR

Barry Wan

By: ______________________

Name: Barry Wan

ASSIGNEE

Empire Street Capital Inc.

By: ______________________

Name:

Title:

COMPANY

Antiaging Quantum Living Inc.

By: ______________________

Name: Barry Wan

Title: Chairman & Chief Executive Officer